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                                                                   Exhibit 10.50


              THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE
               UPON THE EXERCISE OF THIS WARRANT ARE TRANSFERABLE
               ONLY IN ACCORDANCE WITH SECTIONS G AND H, HEREOF.

             Void after 5:00 P.M., New York Time, on June 25, 2001

                              Warrant to Purchase
                                 340,000 Shares
                                of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

This is to Certify That, FOR VALUE RECEIVED, BAYTREE ASSOCIATES, INC. (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Reddi Brake Supply Corporation, a Nevada corporation (the "Company"), an aggregate of 340,000 shares (the "Warrant Shares") of the Company's Common Stock, par value $.0001 per share (Common Stock) at a price of $1.50 per share (or such other price computed by applying all adjustments made on or before June 25, 2001, in accordance with Section F. hereof, to $1.50) at any time on or after June 26, 1996 until 5:00 P.M. New York Time, on June 25, 2001. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

A. EXERCISE OF WARRANT. Subject to the following conditions precedent and the provisions of Section H. hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after June 26, 1996, and before 5:00 P.M. New York Time on June 25, 2001, or, if either such day is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at any office maintained by it at 1376 Walter Street, Ventura, California 93003, or at the office of its Warrant Agent, if the Company has given notice thereof to the Holder, with the Purchase Form annexed hereto duly executed and accompanied by payment (in cash or by cashier's or certified checks or by wire transfer) of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the Warrant Agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer
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         books of the Company shall then be closed or that certificate representing such shares of Common Stock shall not then be actually delivered to the Holder. Each Warrant not exercised by its expiration date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease on such date.

B. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance of delivery upon exercise of this Warrant.

C. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder, in lieu of such fraction, an amount in cash equal to the then "Current Market Price" (as defined in Section F(3)(b) below) multiplied by such fraction.

D. EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the company or at the office of the Warrant Agent for other Warrants of different denominations entitling the holder thereof to purchase in aggregate the same number of shares of Common Stock purchasable hereunder. The term Warrant as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

E. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company (including, without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other mater, except as specifically provided for herein) either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

F. STOCK DIVIDENDS, RECLASSIFICATION, REORGANIZATION, ANTIDILUTION PROVISIONS. ETC. This Warrant is subject to the following further provisions:





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         1.      In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof. There shall be no adjustment of the Exercise Price (and no corresponding adjustment in the number of Warrant Shares) pursuant to this subsection (1) if the amount of such adjustment would be less than $.05 per share of Common Stock; provided, however, that any adjustment which by reason of this provision is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

         2. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, par value $.0001 per share, into stock with a different par value or by changing its outstanding Common Stock with par value to stock without par, the Company or a successor corporation shall be consolidated with or merge into or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "Successor Corporation" in the event of any consolidation with or merger into any such corporation, or the sale of all or substantially all of the property of any such corporation), in exchange for stock or securities of a Successor Corporation, the holder of this Warrant shall thereafter have the right to purchase upon the terms and conditions and during the time specified in this Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities receivable upon such recapitalization or consolidation, merger or conveyance by a holder of the number of shares of Common Stock which the holder of this Warrant would have been entitled to receive upon the occurrence of such recapitalization or consolidation, merger





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                 or conveyance had this Warrant been exercised immediately
                 prior to such occurrence.

         3.      (a)      If the Company shall issue any additional Shares
                 (other than as provided in the foregoing subsections (1), (2) and (5) of this Section F) at a price per share that is less than the Current Market Price (as defined hereafter), then the number of Warrant Shares issuable hereunder shall be adjusted to that number determined by multiplying the number of Shares issuable upon exercise of a Warrant immediately prior thereto by a fraction:

                          (i) the numerator of which shall be equal to the number of Shares outstanding immediately after the issuance of such additional Shares, and

                          (ii) the denominator of which shall be equal to the sum of (I) the number of Shares outstanding immediately prior to the issuance of such additional Shares plus (II) a number equal to the quotient obtained by dividing (w) an amount equal to the aggregate consideration received by the Company for the additional Shares so issued by (x) the Current Market Price. Whenever the number of Warrant Shares are adjusted as provided in this Section F(3)(a), the Exercise Price per share of the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

                 (b) For purposes of this Subsection 3, "Current Market Price" on any date shall mean the average of the daily market price per Share for the 30 consecutive trading days preceding such date. The market price for each such day shall be the last sale price on such date as quoted on the Nasdaq Stock Market's National Market, or, if no sale takes place on such day, then the Current Market Price for each such trading day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by Nasdaq, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If at any time the Shares are not listed on any domestic exchange or quoted on the domestic over-the-counter market, the Current Market Price shall be the fair market





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                 value per Share as determined in good faith by the Board of
                 Directors of the Company.

                 (c) No adjustment of the number of Warrant Shares issuable shall be made under this subsection upon the issuance of any additional Shares which are issued pursuant to any Common Stock Equivalent (as defined hereafter) if, upon the issuance of such Common Stock Equivalent, (1) any adjustment shall have been made pursuant to subsection (5) of this Section F or (2) no adjustment was required pursuant to subsection (5) of this Section F.

         4. Upon the occurrence of each event requiring an adjustment of the Exercise Price and of the number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of this Section F., the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of this Section F. and shall prepare a certificate setting forth such adjusted Exercise Price and the adjusted number of Warrant Shares and showing in detail the facts upon which such conclusions are based. The Company shall mail forthwith to each holder of this Warrant a copy of such certificate, and thereafter said certificate shall be conclusive and shall be binding upon such holder unless contested by such holder by written notice to the Company within thirty (30) days after receipt of the certificate by such holder.

         5. If the Company shall issue any Common Stock Equivalent and the price per Share (including any consideration paid for the Common Stock Equivalent) for such additional Shares as may be issuable pursuant thereto shall be less than the Current Market Price, then the number of Warrant Shares issuable hereunder shall be adjusted as provided in subsections 3(a) and 3(b) of this Section F on the basis that (i) the maximum number of additional shares issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (ii) the aggregate consideration received for such maximum number of additional Shares shall be deemed to be the minimum consideration received or receivable as of such time by the Company for the issuance of such additional Shares, plus any consideration for such Common Stock Equivalents. No adjustment of the number of Warrant Shares issuable hereunder shall be made under this subsection (5) upon the issuance of any Convertible Security (as defined





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                 hereafter) which is issued pursuant to the exercise of any options, warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the number of Warrant Shares then in effect upon the issuance of such options, warrants or other rights pursuant to this subsection (5).

                 For purposes of this Section F, "Common Stock Equivalent" shall mean any evidence of indebtedness, shares of capital stock or other securities which are or may be at any time convertible into or exchangeable for additional Shares (collectively, "Convertible Securities"), or any warrant, option or other right to subscribe for or purchase any additional Shares or any Convertible Security, other than this Warrant.

         6. In case the Company shall sell or issue Common Stock or Common Stock Equivalents containing the right to subscribe for or purchase Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then, in determining the "price per Share" of Common Stock and the "consideration received by the Company" for purposes of
                 Section 3(a) or the first sentence of Section F(5), the Board of Directors shall determine the fair value of said property, and such determination, if based upon the Board of Directors' good faith business judgment, shall be binding upon the registered holders. In determining the "price per share" of Common Stock, any underwriting discounts or commissions paid to brokers, dealers or other selling agents shall not be deducted from the price received by the Company for sales of securities registered under the Act or issued in a private placement.

         7. Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the number of shares of Common Stock purchasable upon exercise of a Warrant and the Exercise Price, to the extent a Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such privileges, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.





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         8.      No adjustment under Subsections (3) or (5) of this Section F in the number of shares of Common Stock purchasable pursuant to the Warrant (and no corresponding change in the Exercise Price per Share) shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of shares of Common Stock purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this subsection (8) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

         9.      In case:

                 (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or any other distribution in respect of the Common Stock (including cash), pursuant to without limitation, any spin-off, split-off or distribution of the Company's assets; or

                 (b) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                 (c) of any classification, reclassification or other reorganization of the capital stock of the Company, the Company's consolidation with or merger into another corporation, or conveyance of all or substantially all of the assets of the Company; or

                 (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

                 then, and in any such case, the Company shall mail to the Holder, at least twenty (20) days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend or distribution of rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend on distribution of rights, or shall be entitled to exchange their shares of Common stock for securities or other property deliverable upon such classification, reclassification,





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                 reorganization, consolidation, merger, conveyance,
                 dissolution, liquidation, or winding up, as the case may be. The failure to give such notice shall not affect the validity of any such proceeding or transaction and shall not affect the right of the holder of this Warrant to participate in said dividend, distribution of rights, or any such exchange and acquire the kind and amount of cash, securities or other property as the Holder would have been entitled to acquire if it was the record holder of the Warrant Shares which could be obtained upon the exercise of the Warrants immediately before such proceeding or transaction; provided that, the Holder exercises the Warrants within 30 days after discovery that such action or proceeding has taken place.

         10.     (a)      Except as specifically provided in Section F hereof,
                 no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of a Warrant or upon the exercise of a Warrant.

                 (b) No adjustments shall be made pursuant to Section F hereof in connection with the issuance of the Company's Class A Preferred Stock or Class B Preferred Stock (or the shares of Common Stock issuable upon conversion thereof), or the Warrants (or the underlying shares of Common Stock). No adjustments shall be made pursuant to Section F hereof in connection with (i) the conversion of the 9.0% Subordinated Convertible Notes of the Company, (ii) the exercise of options or warrants of the Company outstanding at the date of this Agreement, (iii) the issuance of any securities under the Company's stock option, stock purchase, stock bonus, retirement or similar employee benefit plans in existence on the date hereof, and any such plans which hereafter shall be adopted or approved by the shareholders of the Company, or
                 (iv) anti-dilution provisions applicable to any other security. No adjustment shall be made pursuant to subsections
                 (3) or (5) of this Section F if, as a result of such adjustment, either (i) the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately after such adjustment would be less than the number of shares of Common Stock otherwise purchasable upon exercise of each Warrant immediately prior to such adjustment, or (ii) the Exercise Price immediately after such adjustment would be more than the Exercise Price immediately prior to such adjustment.

G. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. Neither this Warrant, the Warrant Shares, nor any other security issued or issuable upon exercise of this Warrant may be sold or otherwise disposed or except as follows: (a) to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom the Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act of 1933, as amended (the "Act") with respect thereto, or (b) to any person pursuant to an effective





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         registration under the Act and upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition and, in either case and only against receipt of a Warrant Agreement substantially identical to this Agreement executed by such person.

H.       REGISTRATION RIGHTS.

         1. The Warrant Shares have not been registered under the Act. Upon exercise, in part or in whole, certificates representing the Warrant Shares shall bear the following legend:

                 "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold except pursuant to (i) an effective registration under the Act or (ii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under the Act is available."

         2. Subject to the further terms and conditions of this Agreement, if the Company at any time during the period from June 26, 1996 to June 25, 2003 proposes to register any Common Stock on any form for the general registration of securities under the Act, other than in connection with an exchange offer, a dividend reinvestment plan or any registration on Form S-4 or Form S-8 (or any successor forms then in effect), the Company shall at such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Section H. Upon the written request of the Holder made within 15 days after receipt of any such notice (which request shall specify the number of "Registrable Shares" (as defined below) intended to be disposed of by the Holder and the intended method of disposition thereof), the Company shall use its reasonable efforts to cause the Registrable Shares for which the Holder has requested registration to be registered under the Act, provided that (i) if, at any time after giving written notice of its intention to register Common Stock but prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Stock, the Company may, at its election, give written notice of such determination to the Holder, and, thereupon, shall be relieved of its obligation to register any Registrable Shares, and (ii) if such registration involves an underwritten offering, the Holder must sell his Registrable Shares (if the Holder continues to desire such Registrable Shares to be registered) to the underwriters of such offering on the same terms and conditions as apply to the Company or the stockholders for whose account securities are to be sold, as the case may be. As used herein,





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                 "Registrable Shares" shall mean any Warrant Shares, provided that any particular Warrant Shares shall cease to be Registrable Shares when: (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Act or any similar state law then in force, (iv) they shall have ceased to be outstanding, or (v) they have become transferable without any further holding or volume limitations pursuant to Rule 144(k) (or any successor provision then in effect).

         3. In connection with any registration pursuant to this Section H involving an underwritten offering, if the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration would adversely affect such offering (including, without limitation, a decrease in the price at which such securities can be sold), then the amount of the Registrable Shares included in the offering shall be reduced, and the Registrable Shares and the other shares of Common Stock to be included in the offering shall participate in such offering as follows: (i) shares to be sold by the Company shall have priority over all shares to be offered by any other stockholders of the Company, including the Holder, and (ii) if shares in the excess of the Common Stock to be sold on behalf of the Company can, in the good faith judgment of such managing underwriter or underwriters, successfully be marketed in such offering, the Registrable Shares and the other shares of Common Stock to be to be offered by any other stockholders of the Company, including the Holder, shall be included in such offering, subject to reduction pro rata in proportion to the number of shares of Common Stock proposed to be included in such offering by the Holder and each other selling stockholder, provided, however, that, in the event the foregoing would result in the exclusion of the Holder's Registrable Shares, from the registration statement, then the Holder shall have the right to include such shares in the registration statement subject only to a binding agreement in a form acceptable to the managing underwriter not to sell the registered shares for a period not exceeding twelve months following the effective date of the registration statement.





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         4.      Registration Procedures.

                 (a) Company Obligations. If and whenever the Company is required to use its reasonable efforts to effect the registration of any Registrable Shares under the Act as provided in this Agreement, the Company shall, as promptly as practicable:

                          (i) prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its reasonable efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable. The Company will promptly notify the Holder and, if requested by the Holder, confirm such advice in writing, (x) when such registration statement becomes effective, (y) when any post-effective amendment to such registration statement becomes effective, and (z) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

                          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least six months (or for such shorter period in which the Holder has sold all of the Registrable Shares included in such registration statement) and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder set forth in such registration statement;

                          (iii) furnish to the Holder at least one copy of such registration statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus) and of each supplement thereto and of such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Shares by the Holder:

                          (iv) use its reasonable efforts to register or qualify the Registrable Shares covered by the registration statement under such securities or blue sky laws of the States of New York, New Jersey and Connecticut, as the Holder or the managing underwriter, if any, shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section H(4)(a)(iv), it would not be obligated to be so





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                 qualified, to subject itself to taxation in any such
                 jurisdiction or to consent to general service of process in any such jurisdiction;

                          (v) promptly notify the Holder at any time when a prospectus is required to be delivered under the Act during the period mentioned in Section H(4)(a)(ii) and the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and, at the request of the Holder, promptly prepare and furnish to the Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                          (vi) make available for inspection by the Holder, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Holder or any such underwriter, in each case upon receipt of an appropriate confidentiality agreement, all financial and other records, corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers and employees to supply all information, as may be reasonably requested by the Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement.

                 (b)      The Holder Obligations.

                          (i) In connection with any registration of Registrable Shares pursuant to this Agreement, the Holder shall furnish the Company in writing such information and documents regarding the Holder and the distribution of the Registrable Shares as the Company may reasonably request, and the Holder shall execute all questionnaires, powers of attorney, indemnities, standstill agreements, hold-back agreements, underwriting agreements and other documents required under the terms of underwriting agreements as may be necessary or appropriate to effect the registration of the Registrable Shares under the Act and state securities or blue sky laws, as reasonably determined by the Company.

                          (ii) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section

                 (H)(4)(a)(v), the Holder shall forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until the Holder's receipt of copies of the supplemented or amended prospectus contemplated by Section (H)(4)(a)(v), and, if so directed by the Company, the Holder shall deliver to the Company all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Shares in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in (H)(4)(a)(v) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to (H)(4)(a)(v) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by (H)(4)(a)(v).

                          (iii) If requested by the managing underwriter of any underwritten offering of securities of the Company, the Holder shall agree not to effect any public sale or distribution of any Shares (except pursuant to the registration statement), including any sale pursuant to Rule 144, during the ten-day period prior to and the 90-day period following the effectiveness of the registration statement relating to such offering.

                          (iv) The Holder will not, during the distribution of the securities contemplated by the Registration Statement, purchase or sell any securities of the Company in a manner which may constitute a "manipulative" or "deceptive" practice as defined in the rules and regulations promulgated under
                 Section 10(b) of the Securities Exchange Act of 1934, as amended.

         5. Expenses. The Company shall bear and pay all of the Registration Expenses in connection with each registration of Registrable Shares pursuant to Section H(1); provided, however, that (a) all underwriting discounts and commissions and fees, discounts and commissions of brokers and dealers attributable to the Registrable Shares shall be borne and paid by the Holder, (b) any other fees or expenses incurred by any of the parties, including fees and expenses of attorneys and accountants, shall be borne by the party that incurred them, and (c) the Holder shall bear and pay its pro-rata share of the expenses described in clauses (i) and (ii) below (the "Registration Fees"). As used herein, "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including without limitation:
                 (i) all stock exchange or NASD registration and filing fees,
                 (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Shares), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of its independent public accountants, (v) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (vi) the fees and disbursements of any special experts retained by the Company in connection with the requested registration, but excluding underwriting discounts and commissions, fees, discounts and commissions of brokers and dealers, transfer taxes and the fees and disbursements of counsel for the Holder. As used herein, "pro rata share" shall mean the product of (a) the aggregate Registration Fees multiplied by (b) a fraction whose numerator shall be the number of the Holder's Registrable Shares included in the Registration Statement and whose denominator shall be the total number of Shares of the Company's Common Stock included in the Registration Statement.

         6.      Indemnification.

                 (a) In the event of any registration of Registrable Shares under the Act pursuant to this Agreement, the Company shall indemnify and hold harmless, to the extent permitted by law, the Holder, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such underwriter within the meaning of the Act, against any and all losses, claims, damages or liabilities to which the Holder or such underwriter or controlling Person may become subject under the Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse the Holder and each such underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arises out of or is based upon any breach by the indemnified person of its obligations under this Agreement, including, without limitation, those contained in Section H(4)(b), or any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by or on behalf of the Holder or any such underwriter or controlling Person for use in the preparation thereof, and provided further, that the Company shall not be liable to the Holder or any Person who participates as an underwriter in the offering or sale of Registrable Shares, or to any other Person who controls such underwriter within the meaning of the Act, under the indemnity agreement set forth in this Section H(6)(a), with respect to any such untrue statement or omission in any preliminary prospectus or the final prospectus, or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of the Holder or such underwriter or controlling Person results from the fact that the Holder or such underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to the Holder or such underwriter and such final prospectus, as then amended or supplemented, has corrected any such untrue statement or omission. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter or controlling Person.

                 (b) In the event of any registration of Registrable Shares under the Act pursuant to this Agreement, the Holder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section H(6)(a)) the Company, each director of the Company, each officer of the Company who shall sign the registration statement and its controlling Persons, if any, and all other prospective sellers and their respective directors, officers and controlling Persons with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Holder for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the other prospective sellers or any of their respective directors, officers or controlling Persons.

                 (c) Any Person entitled to indemnification hereunder shall (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) the Person to be indemnified shall have been advised by counsel in writing that a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party and its Affiliates of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

                 (d) Indemnification similar to that specified in the preceding subdivisions of this Section H(6) (with appropriate modifications) shall be given by the Company to the Holder and each underwriter of Registrable Shares, and by the Holder to the Company, with respect to any required registration or other qualification of securities under any federal or state law or regulation other than the Act.

I.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the holder as follows:

         1. The Company is duly organized and, as of the date of the original issuance hereof, existing under the laws of the state of Nevada.

         2. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuing Warrant Shares upon the exercise of this Warrant, such shares as may be issuable upon the exercise hereof.

         3. Warrant Shares, when issued and paid for in accordance with the terms of this Warrant, will be fully paid and not assessable.

         4. This Warrant has been duly authorized and approved by all required corporate action by the Company and does not violate the certificate of incorporation or bylaws of the Company.


[CORPORATE SEAL]
                                      -----------------------------------------
                                      Richard McGorrian, President

Dated:

ATTEST:


-----------------------------------------
S. Gerald Birin, Executive Vice President

                                 PURCHASE FORM
                                 TO BE EXECUTED
                           UPON EXERCISE OF WARRANTS


TO:      Reddi Brake Supply Corporation
         1376 Walter Street
         Ventura, CA 93003

         The undersigned hereby irrevocably exercises, according to the terms and conditions thereof, the right to purchase ___________ Shares of Common Stock, evidenced by the within Warrant to Purchaser Common Stock, and herewith makes payment of the purchase price in full,

         Dated:
               ---------------------------------------------

         Name:
              ----------------------------------------------

         Address:
                 -------------------------------------------

         Signature:
                   -----------------------------------------

         UPON EXERCISE OF THIS WARRANT PAYMENT SHOULD BE MADE TO THE ORDER OF REDDI BRAKE SUPPLY CORPORATION.